EXHIBIT 32.2

                                  CERTIFICATION

I, Michael R. Kramer, Senior Director of Finance of ATS Medical, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2006


/s/ Michael R. Kramer
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Name: Michael R. Kramer
Title: Senior Director of Finance


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